C O R P O R AT E P R E S E N TAT I O N A u g u s t 2 0 2 2

Forward-Looking Statements and Disclaimer Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the target profiles and potential benefits of our product candidates, including as a monotherapy and/or in combination; clinical and regulatory progress of our product candidates, including the estimated timing of the initiation of clinical trials and data readouts; the market potential of our product candidates; our milestones; and the potential of our collaborations are forward-looking statements, as well as statements that include the words “potential,” “design,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; interim, initial, “topline”, and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. Other risk and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. Data of fulvestrant, RAD1901, abemaciclib, alpelisib, adavosertib, venetoclax and osimertinib presented in this presentation is based on evaluation of comparable proxy chemical compounds purchased from commercial sources rather than the pharmaceutical company commercializing or developing, as applicable, the compound. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’s product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. | 2

zentalis

Company Overview

Lead Program: Wee1i (ZN-c3) potentially first- and best-in-class

- Partial responses seen in four tumor types to date
- Potential accelerated approval paths for USC and biomarker-driven trials
- Fast Track designation granted in USC
- Orphan drug and rare pediatric disease designations granted in osteosarcoma

BCL-2 inhibitor (ZN-d5): broad applicability as anti-apoptotic target; potential as monotherapy and in combination, including with ZN-c3

Additional programs targeting fundamental cancer pathways including BCL-xL heterobifunctional degrader

Investigating internal & third-party combinations, including ZN-d5 + ZN-c3 for liquid tumors

Integrated Discovery Engine: 4 FDA-cleared INDs within the first 5 years

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Utilizing the Highly Efficient 'Integrated Discovery Engine' to Generate Potentially Best-In-Class Drugs


1 IDENTIFY
2 ANALYZE
3 CREATE
4 GENERATE
1 Patients
Pathways
Genomic features
2 Zentalis Discovery Engine
Functional Screens
• CRISPR screens
• BH3 profiling
• Genomics
Preclinical Models
• 2D
• 3D
• Organoids
• CDX
• PDX
Chemistry
• Enzymatic and allosteric inhibitors
• Heterobifunctional Degraders and Molecular Glues
• Crystallography and SBDD
Machine Learning
3
4
Zentalis Drugs

Image reproduced from: https://blog.f1000.com/2017/02/01/f1000prime-f1000prime-faculty-launch-bioinformatics-biomedical-informatics-computational-biology/

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Broad Oncology Pipeline Designed to Improve Patient Outcomes



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
COLLABORATORS (1)
ZN-c3:
Wee1 Inhibitor
Monotherapy
Uterine Serous Carcinoma+
Biomarker-Driven*
Solid Tumors
Combination
Osteosarcoma (+ gemcitabine)*
Ovarian Cancer (+ niraparib)
Ovarian Cancer (+ chemo)
Pfizer
gsk
正腾康 zentera
ZN-d5:
BCL-2 Inhibitor
Monotherapy
AL Amyloidosis*
AML + NHL
Combination
AML (+ ZN-c3)
正腾康 zentera
ZN-c5:
Oral SERD (2)
Monotherapy
Breast Cancer
正腾康 zentera
ZN-e4:
EGFR Inhibitor (2)
Monotherapy
NSCLC
SciClone Pharmaceuticals
BCL-xL Degrader
Monotherapy
Solid Tumors and Heme Malignancies

+ Registrational trial with FDA Fast Track designation
* Potentially registrational trial

(1) Zentalis intends to evaluate ZN-c3 in combination with niraparib (ZEJULA®), as part of a clinical research collaboration with GlaxoSmithKline. Zentalis maintains full ownership of ZN-c5 and ZN-c3 in each such collaboration. SciClone has development and commercial rights to ZN-e4 in Greater China (including Macau and Hong Kong), South Korea, Taiwan and Vietnam. Zentera, our joint venture, has development and commercial rights to ZN-c5, ZN-c3 and ZN-d5 in select Asian countries (including China). Zentera received CTA acceptances in China for ZN-c3, ZN-c3 in combination, ZN-c5 and ZN-d5 and four clinical trials have begun enrollment.
(2) Zentalis will discontinue the clinical development of ZN-c5 and ZN-e4 following completion of its existing clinical trials, which are closed to accrual, in these two programs.

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Z N - c 3 Wee1 Inhibitor

ZN-c3: Wee1 Inhibitor

Wee1 Inhibition: Clinically Proven DDR Target for Cancer


G2/M CHECKPOINT
MITOSIS EXIT
M
Tyr15
P
CDK1
Cyclin B1
Mitosis
ZN-c3
DNA
ATR
P
CHK1
P
Wee1
G2
G1
Tyr15
P
CDK2
Cyclin A/E
INTRA S CHECKPOINT
S

- Wee1 is a protein kinase expressed at high levels in many cancer types that prevents entry into mitosis in response to DNA damage by regulating the G2 checkpoint
- Wee1 inhibition causes cancer cells to proceed to mitosis without repairing DNA damage, resulting in premature mitotic entry and apoptosis
- Wee1 inhibition also causes aberrant origin firing [(1)], depletion of dNTP pools [(2)], and activation of cGAS/STING pathway [(3-5)]
- ZN-c3 has demonstrated significant growth inhibition and induced apoptosis *in vitro* and anti-tumor activity *in vivo*

(1) Di Rora AGL et al. J Hematol Oncol. 2020 Sep 21;13(1):126; (2) Pfister SX et al. Cancer Cell. 2015 Nov 9; 28(5): 557–568; (3) Keenan et al. Clin Canc Res. (2021); (4) Hai J et al. Clin Cancer Res. 2020 Jul 1;26(13):3431-3442; (5) Guo e et al. J. Exp. Med. 2021 Vol. 219 No. 1

Source: Drawing based on Targeting WEE1 Kinase in Cancer. Matheson CJ, et al. Trends Pharmacol Sci. 2016

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ZN-c3: Wee1 Inhibitor

Structure-Based Drug Design (SBDD) Led to the Discovery of a Highly Potent and Selective Wee1 Inhibitor ZN-c3 with Improved ADME Properties[1]



ZN-c3

ZN-c3 potency and ADME	
Wee1 IC_{50}	3.8 nM
H23 IC_{50}	103 nM
A427 IC_{50}	75 nM
Log *D*	2.4
*h*PPB	66%
*h*Hep	<18 mL/min/kg
solubility	> 2000 µM
CYP3A4	7 µM
hERG	> 30 µM


Electron-deficient pyrimidine interacts with Phe433 via π–π stacking
Hydrogen bonding with the Wee1 gatekeeper Asn376
Effective bidentate hydrogen-bond interactions with the hinge element
Tyr378
Asn376
Allyl occupying a lipophilic pocket formed by Ala326, Ile327, Lys328, and Asn376
Cys379
Sandwiched between Gly382 and Ile305 (CH-π). Additional π–π interactions with Tyr378
Ile305
Phe310
Hydrogen bonding to the Ile305 backbone carbonyl. Important for ADME properties
Chiral OH engaged in polar interactions with Asn431 and Ser430
Ethyl CH-π interactions with Phe310 of the G-loop

(1) Huang, PQ; *et al.* J. Med. Chem. **2021**, *64*, 13004-13024

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ZN-c3: Differentiated Selectivity Profile | 9 % Inhibition (@ 1µM) 90+ 13 kinases 75-89 24 kinases % Inhibition (@ 1µM) 90+ 5 kinases 75-89 5 kinases (1) Adavosertib data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound Illustrations reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) Adavosertib (1)ZN-c3 ZN-c3: Wee1 Inhibitor

ZN-c3: Wee1 Inhibitor

ZN-c3 Clinical Development Plan: Cornerstone of Multiple Treatments in Many Indications

- Potentially best-in-class/first-in-class profile; efficacy observed in hematologic and solid tumors
- Targeting superior selectivity and tolerability profile supports combination therapies across multiple indications
- Potentially registrational trials underway; planning for a Phase 3 trial in combination with chemo in ovarian cancer
- Significant market opportunity across a broad range of solid and liquid tumors

Ongoing and Planned Clinical Programs

Indication	Treatment	Status	Addressable Patient Population(1)	Trial Updates#
USC*	ZN-c3	Phase 2 enrolling	~12,000(2)	Initial enrollment/safety update – 2H 2022
Solid Tumors	ZN-c3	Phase 1 enrolling	N/A	Initial USC cohort data presented at AACR 2022
Ovarian	ZN-c3 & chemotherapy	Phase 1b enrolling	~14,000(3)	Initial readout presented at AACR 2022
Osteosarcoma+	ZN-c3 & gemcitabine	Phase 1/2 enrolling	~1,000(4) (U.S. incidence)	Initial readout – 2H 2022
Predictive Biomarker+	ZN-c3	Phase 2 initiated	~55,000(5)	-
Ovarian (gsk)	ZN-c3 & niraparib (PARPi)	Phase 1/2 initiated	~18,000(6)	-
AML	ZN-c3 & ZN-d5 (BCL-2i)	Phase 1/2 planned	~68,000(7) (U.S. prevalence)	Trial to initiate in 2022
Colorectal	ZN-c3	-	>2,000,000(8) (total); ~500,000 (TP53/KRAS mutant)(9)	-

*Registrational Study with Potential Accelerated Approval; +Potentially Registrational Study

(1) North America, Western Europe, and Japan prevalence unless otherwise stated.
(2) Gynecologic Oncology 115 (2009) 142-153, David Boruta et al.; National Cancer Institute, SEER 2020 Data.
(3) Informa Pharma Intelligence. Ovarian Cancer November 2020; Platinum resistant/refractory.
(4) Cancer.org; SEER database.
(5) Observed predictive biomarker frequency data across solid tumor types; biomarker not disclosed.
(6) Informa Pharma Intelligence. Ovarian Cancer November 2020; estimated PARP treated patients.
(7) Cancer.org; SEER database (2018).
(8) Globocan 2020 https://gco.iarc.fr/today/data/factsheets/cancers/10_8_9 Colorectum fact sheet.pdf
(9) American Cancer Society Facts & Figures 2020; Based on flowchart of patients from Seligmann JF et al. J Clin Oncol. 2021. US population.
Expected

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ZN-c3: Ovarian

Platinum-Resistant/Refractory Ovarian Cancer Remains an Unmet Need

UNMET NEED

- Platinum-resistant and -refractory ovarian cancer represents a **high unmet need**
- It is associated with a poor prognosis and limited treatment options
  - **ORR of 11.8% with SOC[1] for platinum resistant patients**
- **Improvement in efficacy with acceptable safety profile** would make a meaningful difference for patients

PATIENT POPULATION

- In 2022, the total number of drug-treatable second line platinum-resistant ovarian cancer patients is estimated to be **>14,000 in the United States, EU5 and Japan[2]**


Drug-Treatable Patients by Region: 2022
8,000
4,000
0
U.S.
EU5
Japan

COMPETITIVE LANDSCAPE

- Current standard of care for second line platinum-resistant ovarian patients is single-agent chemotherapy ± bevacizumab[3]
- Ongoing pivotal trials focus on novel MOAs, including ADCs, and combinations with either PARPi or chemotherapy.[3] Of note, ADCs only work in a sub-population of patients
- ZN-c3 is potentially a first-in-class treatment option that works synergistically with other anticancer therapies

ZN-c3's efficacy and tolerability profile are well-positioned for the platinum-resistant/refractory ovarian population

(1) Pujade-Lauraine et al. J Clin Oncol 2014; 32:1302-1308; AURELIA study (2) Decision Resources Group; data on file. (3) CancerMPact Treatment Architecture Ovarian cancer July 2021; data on file.

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Expectations for Efficacy in Recurrent Ovarian Cancer Patients | 12 ZN-c3: Ovarian (1) Pujade-Lauraine E et al. [AURELIA study] J Clin Oncol 2014; 32:1302-1308. (2) Moore KM et al. Clin Cancer Res 2022;28:36–44 (3) Lheureux S et al. Lancet 2021; 397: 281–92 (4) Platinum refractory population of 7% in evaluable population Study Name / Author Drug Platinum Refractory Prior Bevacizumab Treatment ORR Overall Survival for Wee1 Inhibitor AURELIA (Phase 3, Randomized Trial) (1) Chemotherapy (PLD, paclitaxel, topotecan) in control arm Not included None 11.8% N/A Moore KM, CCR (Phase 2, Open Label) (2) Adavosertib + chemotherapy Not included 34% overall 11-33% range (High dose C2 arm not tolerated) N/A Lheureux S, Lancet (Phase 2, DB, PC, Randomized Trial) (3) Adavosertib + gemcitabine Included Plat Refractory (10%) Unknown 23% (6% chemo alone) mOS = 11.4 mos; HR = 0.56 vs gemcitabine alone (p=0.017) ZN-c3-002 ZN-c3 + chemotherapy Included Plat Refractory (7%)(4) 46% overall A response rate >20% may lead to significant PFS and OS advantages in larger trials

ZN-c3-002: Summary of Clinical Activity Summary of Clinical Activity (All Cohorts) ZN-c3: Ovarian Group N Evaluable* (n) PR/uPR+ (n) SD/SD+ (n) PD (n) DCR (%) ORR (%) Total 56 43 13 24 6 86.0 30.2 ZN-c3 + PLD 30 24 3 17 4 83.3 12.5 ZN-c3 + Carboplatin 17 11 5 4 2 81.8 45.5 ZN-c3 + Paclitaxel 9 8 5 3 – 100 62.5 Measurable disease per Response Evaluation Criteria in Solid Tumors (RECIST), version 1.1 * Patients with measurable disease and at least one post-baseline scan Of evaluable subjects, ORR is percentage with PR/uPR; and DCR is percentage with ORR + SD/SD+ + Indicates treatment is ongoing for this subject PR = partial response; uPR = unconfirmed partial response; ORR = objective response rate; DCR = disease control rate; SD = stable disease; PD = progressive disease Data cutoff January 28, 2022 | 13

ZN-c3-002: TEAEs ≥5% for All Patients (N=56)(1) 48.2 41.1 37.5 26.8 30.4 23.2 16.1 5.4 16.1 1.8 3.6 1.8 10.7 14.3 1.8 3.6 0 3.6 1.8 3.6 7.1 5.4 3.6 0 1.8 1.8 1.8 1.8 0 1.8 3.6 3.6 3.6 3.6 1.8 1.8 0 5.4 32.1 17.9 7.1 7.1 3.6 1.8 7.1 55.4 48.2 41.1 37.5 35.7 35.7 28.6 21.4 19.6 17.9 16.1 14.3 10.7 14.3 14.3 12.5 8.9 1.8 8.9 8.9 8.9 7.1 3.6 7.1 1.8 7.1 7.1 5.4 5.4 5.4 1.8 5.4 5.4 5.4 5.4 5.4 5.4 7.1 35.7 17.9 8.9 8.9 5.4 3.6 1.8 7.1 5.4 5.4 5.4 3.6 100 75 50 25 0 25 50 75 100 COVID-19 Cough Hyponatraemia Dyspepsia Face oedema Muscle spasms Decreased appetite Small intestinal obstruction Dyspnoea Blood alkaline phosphatase increased Weight decreased Ascites Headache Pyrexia Aspartate aminotransferase increased Gamma-glutamyltransferase increased Pain (any) Hypomagnesaemia Lymphopenia Alanine aminotransferase increased Hypokalaemia Abdominal pain Leukopenia Hypoalbuminaemia Diarrhoea Fatigue Vomiting Anaemia Thrombocytopenia Neutropenia Nausea TEAEs Related AEs Grade >= 3 (Related AEs) All Grades (Related AEs) Grade >= 3 (All AEs) All Grades (All AEs) Adverse Events ZN-c3: Ovarian (1) January 28, 2022 data cutoff. | 14

ZN-c3: USC

The Unmet Need in Uterine Serous Carcinoma is Significant

UNMET NEED

- USC results in **~40% of endometrial cancer deaths** despite comprising only 10% of cases



100%
0%
New Cases
Deaths
USC
Endometrial

  - **Prior to pembro+len approval, ORR of 9.5% with PLD was chemo SOC for third-line USC**[1]
  - The 5-year survival rate for late-stage USC is 33% [2]
- >90% of USC patients have TP53 mutations[3]

PATIENT POPULATION

- In 2022, the total number of drug treatable **third line** advanced or recurrent endometrial cancer patients is approximately **10,000 in the United States, EU5 and Japan**[4]



Drug-Treatable Patients by Region: 2022
6,000
3,000
0
U.S.
EU5
Japan

- **Improvement in efficacy while limiting toxicities** would make a meaningful difference for patients

COMPETITIVE LANDSCAPE

- Current standard of care for third line, USC is single-agent chemotherapy, with some limited use of bevacizumab and pembrolizumab monotherapies[5]
- There is a **high need** for a therapeutic option in later line patients **after prior platinum containing chemotherapy and pembrolizumab + lenvatinib treatment**[1]
  - Another Wee1 inhibitor (adavosertib) is also in late-stage clinical evaluation
- ZN-c3 is potentially a best in-class treatment option for USC

ZN-c3's efficacy and tolerability profile are well positioned for the USC population

(1) Muggia, J Clin Oncol, 2002 (2) Hamilton CA et al. Br J Cancer. 2006 Mar 13;94(5):642-6. (3) Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167. (4) Decision Resources Group; data on file. (5) CancerMPact, Future Trends and Insights Endometrial cancer June 2021; data on file.

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ZN-c3-001: Summary of Clinical Activity – Complete Response Seen | 16 ZN-c3: USC Best Overall Response N = 11; n (%) Complete Response (unconfirmed)* 1 (9) Partial Response (confirmed) 2 (18) Stable Disease 7 (63.6) ≥ 12 weeks 4 (36.3) < 12 weeks 3 (27.3) Progressive Disease 1 (9) Overall Response Rate (95% CI = 6.0%, 61.0%) 3 (27.3) DCR‡ (CR + PR + SD) (95% CI = 58.7%, 99.8%) 10 (90.9) Duration of Response 5.6 months mPFS 4.2 months *The BOR for this subject is cPR. †N=11 subjects with measurable disease and at least 1 postbaseline tumor assessment. ‡Includes 3 subjects with cPR and 7 with SD. Median duration of response for 3 responders = 5.55 months (95% CI, 4.11 – not available). BOR, best overall response; cPR, confirmed partial response; DCR, disease control rate; PD, progressive disease; PR, partial response; SD, stable disease; uCR, unconfirmed complete response. Data cutoff January 21, 2022. 4.3% 2.9% -2.9% -3.1% -3.3% -4.7% -6.7% -14.4% -43.3% -48.9% -100.0%-100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% PD PR Best overall response and reduction of target lesions SD PD SD SD SD SD SD SD PR PR uCR ** Prior pembrolizumab + Lenvatinib use ** ** ** ** ** ** **

ZN-c3: USC

ZN-c3 Compares Favorably in Efficacy and Tolerability to Adavosertib

Trial	Dosing Schedule	Prior Pem/Len Use (%)	ORR (%)	DCR (%)	Grade ≥3 Heme Tox (Neutropenia/Anemia/ Thrombocytopenia)
ZN-c3-001	300 mg QD continuously; 21-day cycle	57.1	27.3	90.9	0.0/9.4/3.1[1]
Liu et al[2]	300 mg QD D1-5, 8-12; 21-day cycle	Very low[3]	29.4	78.8	32.3/23.5/17.6

- ZN-c3 demonstrated a higher DCR and on par ORR to adavosertib in a sicker patient population
- ZN-c3-001 USC cohort had 57% prior pembrolizumab + lenvatinib use
- Oral continuous dosing regimen for ZN-c3 is enabled by its best-in-class tolerability profile

(1) AE profile for 32 ZN-c3 patients at 300mg QD continuous dosing from ZN-c3-001 study.
(2) Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167
(3) Exact number of patients receiving TKI/IO combi not available.

Not a head-a-head comparison

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ZN-c3: Exceptional Responders with Single Agent Treatment | 18 Patient Prior lines of therapy Tumor reduction (%) Duration on study CRC, Stage IV 5 51% 169 days Ovarian cancer, Stage IV 19 68% 221 days and remains on study NSCLC, Stage IV 5 50% 154 days Overview of Confirmed Exceptional Responders (2) Patient Prior lines of therapy Tumor reduction (%) Duration on study USC, Stage IV (confirmed PR) 2 49% 158 days and remains on study USC, Stage IV (confirmed PR) 4 43% 123 days and remains on study USC, Stage IV (unconfirmed PR) 2 33% 31 days and remains on study Overview of PRs in USC (2) Interim Results from Phase 1 Dose Escalation Trial Exceptional Responses are generally observed randomly and the underlying driver of response is often unknown Who is an Exceptional Responder? Unexpected Characteristics of an Exceptional Response (1) Rapid Durable Exceptional Responses observed in 3 non-USC patients who had up to 19 prior lines of treatment and no recent responses (1) JNCI J Natl Cancer Inst (2021) 113(1) (2) As of May 15, 2021; USC update on slide 16 ZN-c3: Solid Tumor RP2D: 300 mg QD with continuous dosing

ZN-c3: Solid Tumors

ZN-c3: Displayed Multiple PRs Across Tumor Types

ZN-c3 Dose Escalation and Expansion Study – 300 mg QD and Above Dose Cohorts
Best % Change in Target Lesion Size and Best Overall Response


80
60
40
20
0
-20
-40
-60
-80
PD
PR
PD, 63%
PD, 46%
PD, 32%
PD, 31%
PD, 27%
PD, 25%
PD, 23%
PD, 17%
PD, 13%
PD, 10%
PD, 8%
SD, 5%
SD, 4%
CPD, 4%
PD, 3%
SD+, 2%
Inv Dec, 0%
SD, 0%
PD, 0%
AmVate 300
Ovar 300
Panc 350
Pros 350
Panc 450
CRC 350
SCLC 450
RCC 300
Ovar 300
Brea 350
CRC 350
CRC 300
USC 300
CRC 350
USC 300
CRC 300
NSCLC 300
Gast 350
Panc 400
450 CRC
300 Ovar
350 CRC
300 USC
300 USC
300 LeiS
350 CRC
350 LeiS
300 CRC
300 USC
300 USC
350 USC
350 NSCLC
450 CRC
350 Ovar
PD, -1%
SD, -1%
SD, -2%
SD+, -5%
SD+, -5%
SD, -10%
SD, -18%
SD+, -22%
PD, -24%
uPR+, -33%
cPR+, -43%
cPR+, -49%
cPR, -50%
cPR, -51%
cPR+, -68%
Overall N (treated): 68 (as of 15 May 2021)
≥300 mg Cohorts N (treated): 47
Measurable Disease: 42
With on-treatment scans: 34
No on-treatment scans: 8
Ongoing 2 (1 USC)
W/C: 2 (2 USC)
Clinical PD: 4 (1 USC)
We believe this is the first DDR drug that has shown monotherapy responses in CRC and NSCLC
Currently, 43% ORR (3/7) in USC pts (1), while Adavosertib observed a 29% ORR

3 subjects with no treatment scans (CRC, USC, Pancreas), and experienced clinical progressive disease (CPD) + denotes treatment ongoing

(1) Waterfall as of 05/15/2021; both uPRs reported at AACR 2021 in USC are confirmed PRs. Newly reported uPR in USC is included. ORR based on radiographic responses.

zentalis | 19

2.2 2.2 6.6 2.2 8.9 2.2 2.2 8.9 13.3 6.6 8.8 11.8 2.9 8.8 8.8 32.3 2.9 8.8 17.6 23.5 2.9 2.9 2.9 5.8 5.9 23.5 8.8 26.5 20.6 35.3 20.6 20.6 29.4 38.2 32.4 44.1 32.4 26.5 61.8 32.4 67.6 26.5 44.1 38.2 32.4 41.2 85.3 64.7 61.8 0 0 0 2.2 2.2 4.5 4.5 4.5 4.5 6.6 6.6 8.9 11.1 11.1 13.3 15.5 15.5 31.1 60 62.2 62.2 88.9 -100 -75 -50 -25 0 25 50 75 100 Insomnia Generalized muscle weakness Aspartate aminotransferase increased Cough Dysgeusia Hyponatremia Alanine aminotransferase increased Hypokalemia Neutrophil count decreased Hypomagnesemia Abdominal pain Platelet count decreased Dyspnea Anemia Back pain Edema peripheral Constipation Decreased appetite Vomiting Diarrhea Fatigue NauseaZN-c3 data as of 14 May 2021 ZN-c3: Well Tolerated in Comparison to Adavosertib (1) | 20 Source: Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167 (1) Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful Adverse Events (%) • ≥300 mg QD continuously for 21 days of 21-day cycle • 6.3 grams dosed in cycle • 300 mg QD for days 1-5, then days 8-12 of 21-day cycle (published) • 3.0 grams dosed in cycle TEAEs AZD 1775 N = 34 TEAEs ZN-c3 N = 45 All Grades (All AEs) ZN-c3 Grade ≥ 3 (All AEs) ZN-c3 All Grades (All AEs) AZD 1775 Grade ≥ 3 (All AEs) AZD 1775 ZN-c3: Solid Tumor

ZN-c3: Meaningfully Reduced Hematological Toxicities (1) | 21 Source: Liu JF et al. J Clin Oncol. 2021 Mar 11:JCO2003167 (1) Non-head-to-head comparison. Results of a head-to-head comparison may differ significantly from those set forth herein. In addition, because our Phase 1 clinical trial for ZN-c3 and the Adavosertib clinical trials were separate trials, differences between the results of the trials may not be statistically or clinically meaningful 23.5 32.3 14.7 6.6 2.2 6.6 0 5 10 15 20 25 30 35 Anemia Neutropenia Thrombocytopenia Chart Title Adavosertib 300mg Intermittent ZN-c3 300mg QD Continuous Interim Grade ≥3 Hematological TEAEs at ≥RP2D % o f S ub je ct s 55% Less Thrombocytopenia For ZN-c3 93% Less Neutropenia For ZN-c372% Less Anemia for ZN-c3 • Significantly lower overall severe hematological AE rate vs Adavosertib • Despite continuous dosing and delivering 2x the drug load, ZN- c3 induces markedly less hematological toxicity • Better tolerability unlocks the promise for wide ranging drug combinations with increased efficacy and commercial potential ZN-c3: Solid Tumor

ZN-c3: Solid Tumor

Exceptional Responders Exhibit Unique Biological Features

Zentalis Predictive Biomarker Approach


Unique and Predictive Biomarker Profile
Genomic Profiling (Tissue and Liquid Biopsy)
Biology MOA
Proteomics
CRISPR/Cas9 screen
Expression data/IHC

Confirming Biomarker Profile

- Observed multiple Exceptional Responses with single agent ZN-c3 (1)
- Activity in tumor types (e.g., CRC) not previously seen by other Wee1i
- Approach to confirm unique, novel and predictive profile
- Clear path for the development of companion diagnostic

Phase 2 predictive biomarker-enabled trial ongoing

(1) Based on data from the ZN-c3 Phase 1 monotherapy trial

zentalis | 22

ZN-c3: Solid Tumor

Decreases in p-CDK1 Show Target Engagement for Wee1 Inhibition

Confirmation of Wee1 Target Engagement in Surrogate Tissue

1. CDK1 phosphorylation (p-CDK1) is mediated by Wee1
2. Inhibition of Wee1 will lead to inhibition of p-CDK1
3. Skin biopsies were performed at baseline and on treatment to verify p-CDK1 levels and level of target engagement of Wee1

1. CDK1 phosphorylation by Wee1


ZN-c3
Wee1
2. p-CDK1 inhibition
Y15
CDK1

3. Skin Biopsy

Decreases in p-CDK1 at Baseline vs on Treatment

p-CDK1 = Brown Staining (subject with cPR)


Basal epidermis
Basal epidermis
Sebaceous gland
Arrector pili muscle
Bulge
Sweat gland
Hair bulb
Follicular papilla
Hair bulb
40x
-100%
-99%
Baseline
On Treatment

Source: Drawing adapted from Servier Medical Art

zentalis | 23

ZN-c3: PK/PD Correlation Shows Active Target Engagement at RP2D | 24 M or e W ee 1 Ta rg et E ng ag em en t 0 5000 10000 15000 20000 -100 -50 0 50 100 Average drug exposure at RP2D AUC0-24 hr (ng*h/mL) p- CD K1 (% in hi bi tio n) Wee1 Target Engagement Higher Drug Exposure • Inhibition of p-CDK1 demonstrated Wee1 target engagement • Increase in dose / drug exposure directly related to Wee1 target engagement • RP2D showed highest AUC, with excellent target engagement and p-CDK1 levels decreased at least by 50% ZN-c3: Solid Tumor

ZN-c3 in Combination with Gemcitabine Shows Strong Activity in an Osteosarcoma Cancer Model • Approximately 1,000 new cases in the U.S.(1) • Up to 90% have sequence mutations or structural variants in TP53 and are often enriched in relapsed or refractory cases, portending resistance to chemotherapy(2) • No significant advances over the last 10 plus years(3) • Overall survival rate for patients with metastatic or recurrent disease is <20%(4) Osteosarcoma Cancer Model SJSA-1 Clinical Unmet Need in Osteosarcoma ZN-c3: Osteosarcoma (1) American Cancer Society. Last accessed on April 7th, 2020 (2) Tang et al. J Orthop Res. 2019;37(3):789–98 (3) Misaghi A et al. Sicot-j. 2018;4:12 (4) Harrison DJ et al. Expert Rev Anticanc. 2018;18:1, 39-50 Phase 1/2 initial readout expected 2H 2022 0 5 10 15 20 0 400 800 1200 1600 2000 2400 2800 Days Post Treatment Tu m or V ol um e (m m 3 ) Gemcitabine 100 mg/kg qw, ip ZN-c3 30 mg/kg (6/1 dosing) + Gemcitabine 100 mg/kg qw, ip Vehicle ZN-c3 30 mg/kg (6/1 dosing) | 25

Wee1 Inhibition as a Monotherapy and in Combination Shows Strong Preclinical Activity in Colorectal Cancer | 26 ZN-c3: Colorectal (1) Sotorasib (AMG510, KRAS G12C inhibitor) (2) Seligmann JF et al. J Clin Oncol. 2021 Sep 18 -1 5 11 17 23 29 35 41 0 100 200 300 400 500 600 Vehicle qd ZN-c3 60 mg/kg qd ZN-c3 40 mg/kg qd Days Post Treatment Tu m or G ro w th (% ) ZN-c3 80 mg/kg qd 49% 75% 99% TGI: TP53 mutant (VUS), KRASG12A • Multiple opportunities for combining ZN-c3 with different agents: 5-FU, irinotecan, anti-PD-1 and others ZN-c3 is Active in a KRAS/TP53 Mutant Preclinical Colorectal Cancer Model 0 2 4 6 8 10 12 14 16 18 20 0 200 400 600 800 Vehicle ZN-c3 60 mg/kg, qd Sotorasib 30 mg/kg, qd ZN-c3 60 mg/kg + Sotorasib 30 mg/kg, qd. Regression: 23% Days Post Treatment Tu m or V ol um e (m m 3 ) • Wee1 inhibition has been shown to improved PFS compared with active monitoring in patients with KRAS/TP53 mutated CRC (FOCUS4C trial)(2) • These data support combining ZN-c3 with KRASG12C inhibitors in this population ZN-c3 in Combination with Sotorasib(1) Induces Regressions in a KRAS/TP53 Mutant Preclinical Colorectal Cancer Model

ZN-c3 + PARP Inhibitor Combination Induces Regressions and is Well Tolerated in a TNBC PDX Tumor Model • Tumors with Cyclin E amplification have enhanced sensitivity to Wee1 inhibition (1) • Combination of PARP and Wee1 inhibitors in TNBC: - Results in synergistic cell killing in preclinical models with either BRCA1 mutations or high levels of cyclin E (2) - Has shown to induce replication stress, DNA damage and abrogation of the G2 DNA damage check point leading to significant tumor growth inhibition in pre-clinical models (3) • Wee1 inhibition may broaden the application range of PARP inhibitors in TNBC | 27 0 10 20 30 0 400 800 1200 1600 Days Post Treatment Tu m or v ol um e (m m 3 ) Vehicle ZN-c3 60 mg/kg, dosed at 5/2 Niraparib 35 mg/kg, dosed at 5/2 ZN-c3 60 mg/kg + Niraparib 35 mg/kg, dosed at 5/2 10 20 30 -15 -10 -5 0 5 10 15 Days Post Treatment% B od y W ei gh t C ha ng e (1) Chen X et al Clin Cancer Res. 2018 Dec 15;24(24):6594-6610 (2) Chen X Cancers (Basel). 2021 Apr 1;13(7):1656 (3) Fan, Y et al. Cancer Cell. 2019 Jun 10;35(6):851-867 ZN-c3: TNBC

Z N - d 5 BCL-2 Inhibitor

ZN-d5: BCL-2 Inhibitor

BCL-2: A Clinically Validated Oncology Target

- BCL-2 is an anti-apoptotic protein involved in tumor survival and chemo resistance [1]
- The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on the mitochondrial outer membrane [2, 3]
- BCL-2 inhibitors may restore the normal apoptosis process, making it an important target for cancer treatments

Mechanism of action of BCL-2 inhibitors [1]



BCL-X$_L$
MCL1
BCL2
BIM
BCL2
BAX
BCL-2i
BCL2
BIM
BCL2
BAX
BIM
BAX
BAX
BAX
Cytochrome *c*
Apoptosis

(1) Konopleva M et al. Cancer Discov. 2016 Oct;6(10):1106-1117
(2) Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012
(3) Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704

zentalis | 29

ZN-d5: A Potent BCL-2 Inhibitor Designed with Improved Selectivity for BCL-2 | 30 Compound ID Affinity (Kd, nM) IC50 (nM) BCL-2 Type BCL-2 BCL-xL MCL-1 WT G101V F104L D103Y Venetoclax 0.41 28 >30000 1.3 7.3 8.4 18.3 ZN-d5 0.29 190 >30000 1.4 3.7 1.4 5.0 Compound ID CTG IC50 (nM) ALL MCL DLBCL AML RS4;11 Mino-1 Granta- 519 DOHH-2 Toledo HL-60 Molm-13 MV4-11 Venetoclax 2.9 1.1 161 43 191 26 18 3.8 ZN-d5 5.1 0.1 89 50 92 21 39 5.1 ZN-d5 has >14x Improved Selectivity for BCL-2 vs BCL-xL and Binds With Higher Affinity to BCL-2 Mutants than Venetoclax ZN-d5 Exhibits Potent In Vitro Activity Across Multiple Tumor Cell Lines ZN-d5: Less Human Platelet Toxicity Compared to Venetoclax in an In Vitro Assay 0.0010.010.1110 0 20 40 60 80 Compound [µM] In hi bi tio n (% ) Venetoclax ZN-d5 Compound ID CTG (24 h) IC50 (µM) Venetoclax 0.6 ZN-d5 2.4 ZN-d5: BCL-2 Inhibitor ZN-d5 shows activity in preclinical models of ALL, NHL and AML

ZN-d5: May Bind with Higher Affinity to BCL-2 Mutants than Venetoclax | 31 Note: Competition assay for displacing BAK peptide bound to BCL-2 Compound IC50 (nM) BCL-2 Type WT G101V F104L D103Y Venetoclax 1.3 7.3 8.4 18.3 ZN-d5 1.4 3.7 1.4 5.0 CLL Progression on Venetoclax Mutations in BCL-2 May be Driving Sub-Clonal Pockets of Resistance to Venetoclax in CLL 55% (16/29) patients acquired mutations in BCL2 family members • 48% (14/29) with mutations in BCL2 • 21% (6/29) with mutations in PMAIP1 (NOXA), BAX or BAD Majority (9/14) were detected with BCL2 mutations after 24 months on venetoclax • 55% (16/29) of patients with CLL progression Source: Chyla, B. ASH Presentation (2019) Acquired post-therapy No mutation detected ZN-d5: BCL-2 Inhibitor

ZN-d5: BCL-2 Inhibitor

ZN-d5 Clinical Development Plan

- Improved *in vitro* potency and has 10x improved selectivity for BCL-2 vs BCL-xL compared to venetoclax
- Observed to bind with higher affinity to BCL-2 mutants than venetoclax in *in vitro* assay
  - Mutations in BCL-2 may be driving sub-clonal pockets of resistance to venetoclax
- Preclinical combination data of ZN-d5 + ZN-c3 utilizing novel biology showed synergistic and additive activity across multiple indications in both solid and liquid tumors, often at subtherapeutic doses

Ongoing and Planned Clinical Programs

Indication	Treatment	Status	Trial Updates
AML and Non-Hodgkin's Lymphoma	ZN-d5	Phase 1 enrolling	Updated results in 2H 2022
AL Amyloidosis+	ZN-d5	Phase 1/2 enrolling	-
AML	ZN-d5 & ZN-c3 (Wee1i)	Phase 1/2 planned	Trial to initiate in 2H 2022

+Potentially Registrational Study

zentalis | 32

ZN-d5: NHL

ZN-d5: Favorable Early Comparison to Venetoclax in NHL

- ZN-d5 100-1200 mg, empty stomach
- Venetoclax 200-1200 mg with food
- Early toxicity profile in NHL favorable vs. published venetoclax data[1]
  - Fewer AEs of any Grade, Grade ≥3
  - No TLS observed
  - Venetoclax AEs not dose-dependent

Adverse Event	Any Grade: All Doses (N = 106)	≤ 400 mg (n = 22)	600 to 900 mg (n = 33)	1,200 mg (n = 51)
Emergent*				
Any event	103 (97)	21 (96)	33 (100)	49 (96)
Nausea	51 (48)	9 (41)	15 (45)	27 (53)
Diarrhea	48 (45)	7 (32)	14 (42)	27 (53)
Fatigue	44 (42)	10 (45)	9 (27)	25 (49)
Decreased appetite	23 (22)	4 (18)	4 (12)	15 (29)
Vomiting	23 (22)	5 (23)	6 (18)	12 (24)
Constipation	22 (21)	6 (27)	7 (21)	9 (18)
Headache	19 (18)	2 (9)	7 (21)	10 (20)
Anemia	18 (17)	7 (32)	6 (18)	5 (10)
Cough	18 (17)	7 (32)	6 (18)	5 (10)
Neutropenia	18 (17)	4 (18)	8 (24)	6 (12)
Back pain	17 (16)	3 (14)	6 (18)	8 (16)
Upper RTI	17 (16)	5 (23)	8 (24)	4 (8)



Any AE
Anaemia
Diarrhoea
Nausea
Vomiting
Fatigue
Cough
Upper respiratory tract infection
Decreased appetite
Constipation
Headache
Neutropenia
Back pain
73.9
30.4
55.7
97.2
21.7
8.7
15.1 17.0
13.0
4.3
2.8
45.3
8.7
0
48.1
8.7
0
21.7
4.3
6.6
41.5
4.3
0.9
17.0
4.3
0.9
16.0
0
0.9
21.7
0
1.9
20.8
0
0
17.9
0
11.3 17.0
0
0.9
16.0
TEAEs ZN-d5
N=23
TEAEs venetoclax
N=106
All Grades (All AEs)
Grade >= 3 (All AEs)
All Grades (Venetoclax AEs)
Grade >= 3 (Venetoclax AEs)
100
75
50
25
0
25
50
75
100
Patients with Adverse Events (%)

(1) Davids et al, J Clin Oncol 2017;35:826-833; emergent AEs reported in ≥15% of subjects. ZN-d5 results as of 03 Nov 2021 data cutoff.

zentalis | 33

ZN-d5: Amyloidosis

ZN-d5 in AL (Primary) Amyloidosis


Symptoms may include:
Fatigue
Shortness of breath
Protein in the urine
Blood Pressure Changes
Dizziness
Weight loss
Stiff heart
Diarrhea/ Constipation
Pain
Kidney Issues
www.amyloidosis.org


63% VGPR/CR(3)
CR
VGPR
PR
SD/NR
PD
34%
29%
5%
26%
5%

- AL Amyloidosis: Deposition of immunoglobulin light chains
  - Clonal plasma cell population secretes misfolding light chain
  - Progressive systemic amyloid accumulation causes widespread organ damage
  - **High morbidity and mortality**
- Orphan disease
  - Estimated worldwide prevalence is 75,000[1]
  - About 4k new cases/year in the US[2]
- Not a cancer, but treated like one
  - Agents active in multiple myeloma used in first-line and relapsed/refractory settings
  - Daratumumab only approved therapy, for first-line use with CyBorD
- **Relapsed/refractory setting is a high unmet medical need**

AL Amyloidosis study is currently enrolling patients

(1) Zhang et al. Clin Lymphoma Myeloma Leuk. 2019;19(suppl 10):e339
(2) Kyle et al, Mayo Clin Proc. 2019;94:465-471
(3) Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

zentalis | 34

ZN-d5: Amyloidosis

BCL-2 Inhibition has Shown Robust Clinical Activity in AL Amyloidosis

- Patients with the t(11;14) translocation have a worse prognosis than the general AL amyloidosis community [(1)]
- BCL-2 inhibition showed an improved response rate in the t(11;14) cohort with a trend towards better survival

OS for All Patients


1.00
0.75
0.50
0.25
0.00
Survival probability
0
6
12
18
24
30
36
Time in months

Best Response in Evaluable Patients


All patients (n=38)
63% VGPR/CR
34%
29%
5%
26%
5%
CR
VGPR
PR
SD/NR
Progression
Non-t(11;14) patients (n=10)
10%
10%
40%
20%
CR
VGPR
PR
SD/NR
Progression
t(11;14) patients (n=27)
78% VGPR/CR
41%
37%
4%
19%
CR
VGPR
PR
SD/NR
Progression

(1) Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

zentalis | 35

ZN-d5 + ZN-c3

Novel Biology Supports Synergy of BCL-2 and Wee1 Inhibition – *CAMPRO (CAspase Mediated PROteolysis)*

BCL-2 inhibition (BCL-2i) induces CAMPRO of multiple proteins, including DNA damage repair (DDR) proteins

Treatment with BCL-2 inhibitor alone


Low apoptotic activity
BCL-2i driven apoptosis (primarily liquid tumors)
Sub-apoptotic Concentration
Limited tumor cell death
ZN-d5 concentration
BCL-2 inhibitor sensitivity
Known pathway for BCL-2 inhibition
Limited activity

Treatment with BCL-2 + Wee1 inhibitor in combination


BCL-2i driven apoptosis with Wee1i contribution
Primarily BCL-2i driven apoptosis
Sub-apoptotic Concentration
Apoptosis not driven by BCL-2i
CAMPRO + Wee1i = ↑Apoptosis
ZN-d5 concentration
BCL-2 inhibitor sensitivity
Known pathway for BCL-2 inhibition
Novel combination biology with Wee1 inhibition expands BCL-2 inhibitor use

This novel synergistic finding supports the use of ZN-d5 + ZN-c3 in both sensitive and less sensitive tumor cells, opening a large market opportunity across both solid and liquid tumors

zentalis | 36

ZN-d5 + ZN-c3

ZN-d5 + ZN-c3 Combination Treatment Also Results in Decreased Levels of DDR Proteins

- **ZN-d5 at subtherapeutic doses activates caspases leading to:**
  - DNA damage (increased in γH2AX)
  - Degradation or decrease of DDR related proteins (Wee1 and RRM2)
  - **These effects are increased when combined with ZN-c3**
- **This, in turn, results in inhibition of multiple relevant pathways (e.g. pCDK1) and synergistic anti-tumor activity when combined with ZN-c3**


MV4;11
2h
6h
- + - + + - + ZN-d5 (~IC30)
- - + + - + + ZN-c3 (~IC30)
Wee1
RRM2
γH2AX
Vinculin
CDK1
pCDK1
Actin

Based on preclinical data

zentalis | 37

The Combination of BCL-2 and Wee1 Inhibitors Results in Synergism in Several Tumor Models Including AML | 38 HL-60 AML model 0 3 6 9 12 15 18 0 300 600 900 1200 1500 1800 2100 2400 2700 Vehicle ZN-d5 50 mg/kg, qd ZN-c3 60 mg/kg, qd Days Post Treatment Tu m or V ol um e (m m 3 ) ZN-d5 50 mg/kg + ZN-c3 60 mg/kg, qd. Regression: 94% • ZN-d5 and ZN-c3 combination represents a novel therapeutic approach • Significant enhancement of activity than single agent in several indications, including AML • Combination regimen was well-tolerated in mice • Zentalis is the only company known to have both inhibitors in clinical development ZN-d5 + ZN-c3

ZN-d5 Combined with ZN-c3 is Active in Patient-Derived AML Samples n= 6 or 10, qd x 17 treatment Veh icl e ZN-d5 2 00 m g/kg ZN-c3 80 m g/kg ZN-d5 + ZN-c3 0 10000 20000 30000 40000 50000 60000 AML PDX model Bone Marrow Analysis hu CD 45 + M ea n Ce ll Nu m be r Vehicle ZN-d5 200 mg/kg ZN-c3 80 mg/kg ZN-d5 +ZN-c3 -31% -88% -99.5% Human Blasts (AML, huCD45+ cells) Treated mice are sacrificed and huCD45+ measured AML patient • The combination of ZN-d5+ ZN-c3 is active in vitro in 3/3 samples from patients who progressed on venetoclax • The combination of ZN-d5 + ZN-c3 is active in vitro in 29 patient’s derived AML samples independently of TP53 mutation in vitro in vivo ZN-d5 + ZN-c3 shows promising activity in samples from AML patients progressing on venetoclax Clinical In vitro (ZN-d5+ZN-c3) Patient Blasts % (before treatment) Post- Collection Treatment Blasts % (After Treatment) ZN-d5/ZN-c3 Treatment (nM) Blasts % (After Treatment) 3930 93.4 Vidaza/Venetoclax Residual AML (33% blast) (~2 months post-treatment) 120/500 4.6 3977 62.1 Vidaza/Venetoclax Residual AML (68% blast) (~2 months post-treatment) 65/100 0 3978 41.1 Gilteritinib/Venetoclax Residual AML (32% blast) (~1 month post-treatment) 65/500 3.6 | 39 ZN-d5 + ZN-c3

Antitumor Activity in Solid Tumor Models with the ZN-d5 + ZN-c3 Combination Represents Market Expansion Opportunities 0 3 6 9 12 15 18 21 0 200 400 600 800 1000 1200 1400 Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-d5 50 mg/kg + ZN-c3 80 mg/kg Days Post Treatment Tu m or V ol um e (m m 3 ) DMS53 -1 5 11 17 23 29 35 41 0 400 800 1200 1600 2000 2400 Vehicle qd× 38 ZN-d5 200 mg/kg qd× 38 ZN-c3 60 mg/kg qd× 38 Days Post Treatment Tu m or V ol um e (m m 3 ) ZN-d5 200 mg/k + ZN-c3 60 mg/kg qd× 38 MDA-MB-436 0 2 4 6 8 1 0 1 2 1 4 1 6 1 8 2 0 2 2 2 4 2 6 0 2 0 0 4 0 0 6 0 0 8 0 0 1 0 0 0 1 2 0 0 1 4 0 0 1 6 0 0 D a y s P o s t T re a tm e n t Tu m or V ol um e (m m 3 ) Vehicle qd × 22 p.o. ZN-d5 100 mg/kg qd × 22 p.o. ZN-c3 80 mg/kg qd × 22 p.o. ZN-d5 100 mg/kg + ZN-c3 80 mg/kg qd × 22 p.o. H660 0 4 8 12 16 20 24 28 0 500 1000 1500 2000 Days Post Treatment Tu m or V ol um e (m m 3 ) Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-c3 80 mg/kg + ZN-d5 50 mg/kg H146 Cell Line Indication DMS53 SCLC MDA-MB-436 TNBC ZN-d5 + ZN-c3 | 40 Cell Line Indication H146 NSCLC H660 Neuroendocrine Prostate

ZN-c3 Combined with a Low Dose of Navitoclax (BCL-xL Inhibitor) Results in Enhanced Anti-tumor Activity in the ALL model MOLT-4 The MOA of the combination of ZN-d5 and ZN-c3 represents a novel therapeutic approach which also applies to combinations of ZN-c3 with other inhibitors of anti-apoptotic proteins • Navitoclax enhances the anti-tumor activity of ZN-c3 at one-third of the active dose used as a single agent in xenografts (30 versus 100 mg/kg) • Opportunity to overcome the toxicity observed with navitoclax 0 3 6 9 12 15 18 21 24 27 0 600 1200 1800 2400 3000 Days Post Treatment Tu m or V ol um e (m m 3 ) Vehicle ZN-c3 60 mg/kg Navitoclax 30 mg/kg ZN-c3 + Navitoclax TGI= 65% TGI= 70% TGI= 96% TGI: Tumor Growth Inhibition ALL: Acute Lymphoblastic Leukemia MOLT-4 model is BCL-xL dependent, but is not on BCL-2 ZN-d5 + ZN-c3 | 41

Conclusions

Key Milestones

ZN-c3: Wee1 Inhibitor

1H 2022	✓	Initial readout on Phase 1 USC expansion cohort
1H 2022	✓	Initial readout on Phase 1b ovarian chemotherapy combo
2H 2022		Initial enrollment/safety update on Phase 2 USC trial[1]
2H 2022		Initial readout on Phase 1/2 chemotherapy combo in osteosarcoma[2]

ZN-d5: BCL-2 Inhibitor

1Q 2022	✓	Initiate Phase 1/2 monotherapy study in amyloidosis[2]
2H 2022		Initiate Phase 1/2 combination study of ZN-d5 + ZN-c3 in AML
2H 2022		Updated results from Phase 1 dose escalation study in AML and NHL

Integrated Discovery Engine

2022	Initiate IND enabling studies for an internal program

Zentera

2022	Maximize value from investment in and partnership with Zentera

(1) Registrational trial with FDA Fast Track designation
(2) Potentially registrational trial

zentalis | 43

Kimberly Blackwell, M.D. Chief Executive Officer kblackwell@zentalis.com (212) 433-3787 Melissa Epperly, Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 1710 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121